UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2024

TRITON INTERNATIONAL LIMITED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTN PRA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTN PRB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTN PRC	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	TRTN PRD	New York Stock Exchange
5.75% Series E Cumulative Redeemable Perpetual Preference Shares	TRTN PRE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2024, James A. Bodi stepped down from his position as a member of the Board of Directors (the “Board”) of Triton International Limited (the “Company”), effective immediately. Mr. Bodi became a member of the Board on September 28, 2023 in connection with the closing of the Company’s acquisition by Brookfield Infrastructure, and his resignation was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Also on January 29, 2024, the Board appointed Roderick Romeo to serve as a director on the Board, effective immediately, filling the vacancy created by and concurrent with the resignation of Mr. Bodi from the Board. Mr. Romeo, a Bermuda resident, also serves as President and a director of the Company’s Bermuda subsidiary Triton Container International Limited (“TCIL”). Mr. Romeo is compensated as an employee of TCIL and will not receive any additional compensation for his service on the Board. The Company intends to enter into the Company’s standard form of indemnification agreement for directors and certain officers with Mr. Romeo.
Other than in connection with his employment with TCIL, there are no arrangements or understandings between Mr. Romeo and any other person pursuant to which Mr. Romeo was appointed to the Board and there are no related person transactions between Mr. Romeo and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triton International Limited

Date: January 30, 2024	By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Senior Vice President, General Counsel and Secretary

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